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                                                                 EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333- ), of our report, dated February 11, 2000, relating to the financial statements of Commonwealth Biotechnologies, Inc., included in the 1999 Annual Report to Stockholders and incorporated by reference in the Annual Report on Form 10-KSB for the year ended December 31, 1999.


                                        /s/ McGladrey & Pullen, LLP



Richmond, Vriginia
December 1, 2000